EXHIBIT 10.39
                                                                   -------------

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                            WARRANT TO PURCHASE STOCK

Issuer:             ValueFlash.com, Inc., a Delaware corporation
Number of Shares:   As set forth below
Class of Stock:     Common Stock, $.01 par value per share
Exercise Price:     As set forth below
Issue Date:         June 29, 2000
Expiration Date:    As set forth below

         THIS WARRANT CERTIFIES THAT, for the agreed upon value of $1.00 and for other good and valuable consideration, this Warrant is issued to WPP Dotcom Holdings (Twelve) LLC ("Holder") by ValueFlash.com, Inc., a Delaware corporation (the "Company").

         This warrant is being issued to Holder, an affiliate of J. Walter Thompson U.S.A., Inc. ("JWT"), as an additional inducement for JWT to enter into the Strategic Alliance Agreement dated June 29, 2000 between JWT and the Company.

         Subject to the terms and conditions hereinafter set forth, the Holder is entitled upon surrender of the Warrant and the duly executed subscription form annexed hereto as Appendix I, at the office of the Company, 250 West 57th Street, Suite 1101, New York, New York 10019, or such other office as the Company shall notify the Holder of in writing, to purchase from the Company such number of fully paid and non-assessable shares of the Company's common stock, $.01 par share ("Common Stock") such that upon exercise, Holder shall own three percent (3%) of the total capital stock of the Company on a fully diluted basis at the time of exercise (the "Shares"). The purchase price per Share shall be the Exercise Price. The number of Shares subject to this Warrant shall be locked in on the earlier of the date immediately prior to (i) the exercise of this Warrant, (ii) an Acquisition (as defined below) or (iii) the consummation of the Company's initial, registered, firm-commitment underwritten public offering of its Common Stock and in which the shares of Common Stock sold by the Company in such offering are approved for trading or quotation on a national securities exchange or the NASDAQ National Market. The Warrant may be exercised in whole but not in part at any time and from time to time until 5:00 PM, Eastern time on the date 60 months from the Issue Date and shall be void thereafter (the "Expiration Date").

A.       Exercise Price.

         The Exercise Price shall be based on a per Share value based on a total capitalization value for the Company at the time of exercise of $37,500,000.

                                    ARTICLE I

                                    EXERCISE
                                    --------

         1.1 Method of Exercise. Holder may exercise this Warrant by delivering a duly executed Notice of Exercise (a "Notice") in substantially the form attached as Appendix 1 to the principle office of the Company. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a certified check for or deliver by wire transfer to an account specified by the Company, the aggregate Exercise Price for the Shares being purchased.

         1.2 Delivery of Certificate and New Warrant. The Company shall, as promptly as practicable and in any event within five Business Days after receipt of such Notice and payment, execute and deliver or cause to be executed and delivered, in accordance with such Notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said Notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such Notice and shall be issued in the name of the Holder or such other name or names as shall be designated in such Notice; provided, that any such transfer to a person other than the Holder complies with the registration requirements of the Securities Act or an exemption therefrom. This Warrant shall ve deemed to have been exercised and such certificate or certificates shall be deemed to have been issued, and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a holder of record of shares, as of the date the aforementioned Notice and payment is received by the Company. The Company shall pay all expenses, taxes and other charges payable by the Holder in connection with the preparation, issuance and delivery of share certificates, except taxes, if any, as a result of the share certificates not being issued in the name of the Holder.

         1.3 Repurchase on Sale, Merger, or Consolidation of the Company.


             1.3.1 "Acquisition". For the purpose of this Warrant, "Acquisition" means any sale, transfer, exclusive license, or other disposition of all or substantially all of the assets of the Company, or such securities transaction, reogranization, consolidation or merger of the Company where the holders of the Company's outstanding voting equity securities immediately prior to the transaction beneficially own less than 50.1% of the outstanding voting equity securities of the surviving or successor entity immediately after the transaction.

             1.3.2 Assumption of Warrant. Upon the closing of any acquisition (other than an Acquisition in which the consideration received by the Company or its stockholders, as the case may be, consists solely of cash), the successor or surviving entity shall assume the obligations of this Warrant, and this Warrant shall be exercisable for the same securities and property as would be payable for the Shares issuable upon exercise of the unexercised portion of this Warrant as if such Shares were outstanding on the record date for the Acquisition and subsequent closing. The Exercise Price shall be adjusted accordingly.

                                    ARTICLE 2

                                   ADJUSTMENTS
                                   -----------

         2.1 Reclassification, Exchange or Substitution. Upon any reclassification, exchange, substitution, reorganization or other event that results in a change of the number and/or class of the Common Stock, Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that Holder would have received for the Shares if this Warrant had been exercised immediately before such reclassification, exchange, substitution, reorganization or other event. The Company or its successor shall promptly issue to Holder a new Warrant for such new securities or other property. The provisions of this Section 2.1 shall similarly apply to successive reclassification, exchanges, substitutions, reorganizations or other events.

         2.2 No Impairment. The Company shall not, by amendment of its Certificate of Incorporation, as amended, or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out of all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Article against impairment.

         2.3 Fractional Shares. No fractional Shares shall be issuable upon exercise or conversion of the Warrant and the number of Shares to be issued shall be rounded up to the nearest whole Share.

                                    ARTICLE 3

                  REPRESENTATIONS AND COVENANTS OF THE COMPANY
                  --------------------------------------------

         3.1 Representations and Warranties. The Company hereby represents and warrants to the Holder as follows:

                  (a) All Shares and other securities which may be issued upon the due exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws.

                  (b) The authorized capital stock of the Company consists of 25,000,000 shares of common stock, $.01 par value per share. Schedule 3.1(b) sets forth all of the outstanding shares of common stock and preferred stock and outstanding options, warrants, convertible securities, convertible debentures, and rights to acquire, subscribe for, and/or purchase any Common Stock, preferred stock and/or other capital stock of the Company or any securities or debentures convertible into or exchangeable for Common Stock, preferred stock and/or other capital stock of the Company.

                  (c) The Company covenants that it shall at all times cause to be reserved and kept available out of its authorized and unissued shares such number of shares of its Common Stock and other securities as will be sufficient to permit the exercise in full of this Warrant.

         3.2 Notice of Certain Events. If the Company proposes at any time (a) to declare any dividend or distribution upon its Common Stock, whether in cash, property stock, or other securities and whether or not a regular cash dividend;
(b) to offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or series or other rights; (c) to amended the Certificate of Incorporation of the Company in any way which would alter or change the powers, preferences, or special rights of any of its securities, including, without limitation, any reclassification or recapitalization, to effect any amendment; (d) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; or (e) offers holders of registration rights the opportunity to participate in an underwritten public offering of the Company's securities for cash, then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of securities of the Company will be entitled to receive such dividend, distribution or subscription rights) or for determining rights to vote, if any, in respect of the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of securities of the Company will be entitled to exchange their securities of the Company for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

         3.3 Information Rights. So long as the Holders holds this Warrant and/or any of the Shares, the Company shall deliver to the Holder (a) promptly after mailing, copies of all notices or other written communications to the shareholders of the Company, (b) within one-hundred and twenty (120) days after the end of each fiscal year of the Company, the annual unaudited financial statements of the Company prepared in accordance with generally accepted accounting principles consistently applies ("GAAP") and (c) within sixty days after the end of the first three quarters of each fiscal year, the Company's quarterly, unaudited financial statements which beginning in calendar year 2001, shall be prepared in accordance with GAAP.

         3.4 Board Representation. The Board of Directors of the Company (the "Board") shall be comprised of eleven (11) directors. The Company agrees that the number of directors constituting the Board shall not be changed without the written consent of the Holder Directors

(as defined herein). For as long as Holder or any of its affiliates holds Common Stock or Warrants of the Company, Holder shall have the right to appoint to the Board two directors, who shall initially be Jonathan Schechter and Thomas Cotton ( the "Holder Directors"), and the Company hereby covenants and agrees to take any and all action necessary for the election of each of the Holder Directors. In event Holder elects to remove an initial Holder Director and subsequently designates a substitute director, the Company hereby covenants and agrees to take any and all action necessary for the election of such substitute director.

                                    ARTICLE 4

                     WARRANT AGENCY; TRANSFER, EXCHANGE AND
                             REPLACEMENT OF WARRANT
                             ----------------------

         4.1 Warrant Agency. As long as the Warrant remains outstanding, the Company shall perform the obligations of and be the warrant agency with respect to the Warrant (the "Warrant Agency") at its address set forth in the Agreement or at such other address as the Company shall specifying by notice to the Holder.

         4.2 Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and beneficial owner hereof (notwithstanding any notations of ownership or writing hereon made by any Person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until due presentment of this Warrant for registration of transfer or exercise as provided herein.

         4.3 Transfer of Warrant. The Company agrees to maintain at the Warrant Agency books for the registration of transfers of the Warrants, and transfers of this Warrant and all rights hereunder shall be registered, in whole but not in part, on such books, upon surrender of this Warrant at the Warrant Agency, together with a written assignment of this Warrant duly executed by the Holder or its duly authorized agent or attorney. Upon surrender, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in the instrument of assignment (which shall be whole numbers of shares only) and this Warrant shall promptly be canceled.

         4.4 Loss, Theft, Destruction of Warrant Certificates. Upon receipt of evidence reasonably satisfactory to the Company of the ownership of and the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security satisfactory to the Company (it being understood and agreed that if the holder of such Warrant is Holder, then a written agreement of indemnity given by Holder alone shall be satisfactory to the Company and no further security shall be required) or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of Shares.

         4.5 Expenses of Delivery of Warrants. The Company shall pay all expenses, taxes and other charges payable in connection with the preparation, issuance and delivery of Warrants hereunder.

                                    ARTICLE 5

                                  MISCELLANEOUS
                                  -------------

         5.1 Tern; Notice of Expiration. This Warrant is exercisable, in whole but not in part, at any time and from time to time on or before the Expiration Date set forth above.

         5.2 Legends. This Warrant and the Shares shall be imprinted with a legend in substantially the following form:

                           THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO RULE 144 OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

         5.3 Compliance with Securities Laws in Transfer. This Warrant and the Shares may not be transferred or assigned without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, as reasonably requested by the Company). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if (a) there is no material question as to the availability of current information as referenced in Rule 144(c), (b) Holder represents that is has complied with Rule 144(d) and (e) in reasonable detail, (c) the selling broker represents that it has complied with Rule 144(f), and (d) the Company is provided with a copy of Holder's notice of proposed sale; provided, however with respect to clauses (a),
(b), (c) and (d) above, the Holder shall obtain an opinion of counsel if requested by the Company and the expenses of such counsel shall be paid by the Company.

         5.4 Transfer Procedure. Subject to the provisions of Section 5.3, Holder may transfer all but not part of this Warrant and/or the Shares issuable upon exercise of this Warrant at any time by giving the Company notice of such transfer setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable).

         5.5 Notice. All notices and other communications from the Company to the Holder, or vice versa, shall be deemed delivered and effective when given personally or sent by electronic facsimile transmission, express overnight courier service, or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or the Holder, as the case may be, in writing by the Company or such holder from time to time, but in all cases, unless instructed in writing otherwise, the Company shall deliver a copy of all notices to Holder to WPP Dotcom Holdings (Twelve) LLC, c/o WPP Group USA, Inc., 309 West 49th Street, New York, New York 10019, Attn: Thomas Neuman.

         5.6 Waiver. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

         5.7 Attorney Fees. In the event of any dispute between the partied concerning the terms and provisions of the Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorney's fees.

         5.8 Governing Laws. This Warrant shall be governed by and construed in accordance with the laws of The State of New York, without giving effect to its principles regarding conflicts of law.

         5.9 Transfer, Covenants to Bind Successor and Assigns. All covenants, stipulation, promises and agreements in this Warrant contained by or on behalf of the Company or the Holder shall bind its successors and assigns, whether so expressed or not. This Warrant shall be transferable and assignable by the Holder hereof in whole but not in part to any other Person and the provisions of this Warrant shall be binding upon and inure to the benefit of the Holder hereof and its successors and assigns.

         5.10 Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unforceable provisions.

         5.11 Section Headings. The section headings used herein are for convenience of reference only, are not part of this Warrant and are not affect the construction of or be taken into consideration in interpreting this Warrant.

                                      COMPANY
                                      -------

                                      VALUEFLASH.COM, INC.


                                      By: /s/ Shai Bar-Lavi
                                          ---------------------------------
                                          Name: Shai Bar Lavi
                                          Title: CEO

[CORPORATE SEAL]

Attest:

By: /s/ Robert Reeves
    -----------------------------
    Name: Robert Reeves
    Title: CFO/CAO

                                   APPENDIX 1
                                   ----------


                               NOTICE OF EXERCISE
                               ------------------


         1. The undersigned hereby elects to purchase _______shares of the __________ stock of ValueFlash.com, Inc. pursuant to Section 1.1 of the attached Warrant, and tenders herewith payment of the Exercise Price of such shares in full.


         2. The undersigned hereby elects to convert the attached Warrant into Shares in the manner specified in Section 1.2 of the attached Warrant. This conversion is exercised with respect to ____________ of shares of the ________________________ stock of ValueFlash.com, Inc.

         [Strike paragraph that does not apply.]

         3. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as specified below:


                           --------------------------------------------
                                    (Name)


                           --------------------------------------------

                           --------------------------------------------
                                    (Address)

         4. The undersigned represents it is acquiring the shares solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

                                            -----------------------------------
                                                     (Signature)


---------------------
               (Date)


               ValueFlash - List of Shareholders - CONFIDENTIAL -

------------------- ---------------------------------------- ---------------------------------- ------------------------------------
Certificate #       Name                                     Address                            # of Shares
------------------- ---------------------------------------- ---------------------------------- ------------------------------------

------------------- ---------------------------------------- ---------------------------------- ---------------------- -------------
1                                                                                                           5,000,000
------------------- ---------------------------------------- ---------------------------------- ---------------------- -------------
2                                                                                                             125,000
------------------- ---------------------------------------- ---------------------------------- ---------------------- -------------
3                                                                                                             300,000
------------------- ---------------------------------------- ---------------------------------- ---------------------- -------------
4                                                                                                             100,000
------------------- ---------------------------------------- ---------------------------------- ---------------------- -------------
5                                                                                                             100,000
------------------- ---------------------------------------- ---------------------------------- ---------------------- -------------
6                                                                                                              75,000
------------------- ---------------------------------------- ---------------------------------- ---------------------- -------------
7                                                                                                             500,000
------------------- ---------------------------------------- ---------------------------------- ---------------------- -------------
8                                                                                                              50,000
------------------- ---------------------------------------- ---------------------------------- ---------------------- -------------
                    Total issued                                                                            6,250,000
------------------- ---------------------------------------- ---------------------------------- ---------------------- -------------

------------------- ---------------------------------------- ---------------------------------- ---------------------- -------------
                    Options issued                                                                         10,920,000
------------------- ---------------------------------------- ---------------------------------- ---------------------- -------------

------------------- ---------------------------------------- ---------------------------------- ---------------------- -------------
                    Grand Total                                                                            17,170,000
------------------- ---------------------------------------- ---------------------------------- ---------------------- -------------

------------------- ---------------------------------------- ---------------------------------- ---------------------- -------------

                           Performance based options issued                                                 3,000,000
                                                                                                           ----------
                                                                                                           20,170,000
                           Performance based options under negotiation                                      2,500,000
                                                                                                           ----------

                           Proforma total                                                                  22,670,000


Excludes any proposed shares to be issued to JWT